UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

SCHEDULE 14C

___________________________

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

RAPHAEL PHARMACEUTICAL INC.
(Name of registrant as specified in its charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

RAPHAEL PHARMACEUTICAL INC.
4 Lui Paster
Tel Aviv-Jaffa, Israel 6803605

NOTICE TO ALL STOCKHOLDERS OF ACTION BY WRITTEN CONSENT

To Our Stockholders:

On May 9, 2024, the Board of Directors of Raphael Pharmaceutical Inc., a Nevada corporation (the “Company”), approved an amendment to its Articles of Incorporation to increase the Company’s authorized shares of common stock, $0.01 par value per share (the “Common Stock”), from 21,020,560 shares of Common Stock to 50,000,000 shares of Common Stock, $0.01 par value per share (the “Amendment”). On May 22, 2024, stockholders holding a majority of the Company’s voting power approved the Amendment by written consent in lieu of a meeting, in accordance with the Nevada Revised Statutes and the Company’s by-laws.

The information statement accompanying this notice has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended, to the holders of the Company’s Common Stock to notify stockholders of the Amendment. Since these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Amendment will not be effected until at least 20 calendar days after the mailing of the information statement accompanying this notice. The Company will mail this notice and the information statement on or about June 4, 2024. The Company anticipates that the Amendment will become effective on or about June 25, 2024, at such time as a certificate of amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of Nevada.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

By order of the Board of Directors
/s/ Shlomo Pilo
Shlomo Pilo
Director

Tel Aviv-Jaffa, Israel

June 4, 2024

RAPHAEL PHARMACEUTICAL INC.
4 Lui Paster
Tel Aviv-Jaffa, Israel 6803605

INFORMATION STATEMENT
June 4, 2024

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (the “Information Statement”) will be sent or given on or about June 4, 2024, to the stockholders of record as of May 9, 2024 of Raphael Pharmaceutical Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our”, “Raphael” or the “Company”). This Information Statement is being circulated to advise our stockholders of actions already approved and taken without a meeting by written consent of the Stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective at least 20 days after the mailing of this Information Statement is as follows:

Approval of an amendment to our Articles of Incorporation to increase the Company’s authorized Common Stock from 21,020,560 shares of Common Stock to 50,000,000 shares of Common Stock (the “Amendment”) $0.01 par value per share.

On May 9, 2024, our Board of Directors (the “Board”) unanimously approved the Amendment. Subsequent to our Board’s approval of the Amendment, the holders of a majority of the Company’s voting power approved, by written consent, the Amendment on May 22, 2024. The consenting stockholders and their respective ownership percentage of the voting stock of the Company, total in the aggregate of more than 50% of the outstanding voting stock, which is the required vote under the Nevada Revised Statutes and our by-laws. We expect that the Amendment will be effective on or about June 25, 2024, at such time as a certificate of amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of Nevada (the “Certificate of Amendment”).

DISSENTERS’ RIGHT OF APPRAISAL

The Nevada Revised Statutes does not provide dissenters’ rights of appraisal to our stockholders in connection with any matter described in this information statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on May 9, 2024 (the “Record Date”) are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company’s authorized capital stock consists of 21,020,560 shares of Common Stock, par value $0.01 per share. As of the Record Date, the Company had 18,661,418 shares of Common Stock issued and outstanding. All holders of our Common Stock were entitled to vote on the Amendment. We expect the Certificate of Amendment to be filed on June 25, 2024. Holders of our Common Stock are currently, and will continue to be, entitled to one vote per share.

EXPENSES

We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and any documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees and fiduciaries will forward this information statement to the beneficial owners of our Common Stock held of record by these persons, and we will reimburse them for their reasonable expenses incurred in this process.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

BOARD OF DIRECTORS’ AND STOCKHOLDER APPROVAL

As the Company’s directors and holders of approximately 52.8% of our voting power signed written consents in favor of the Amendment, we are authorized to file the Certificate of Amendment with the Nevada Secretary of State. The Amendment will take effect upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to Stockholders, or on or about June 25, 2024.

The information contained in this Information Statement constitutes the only notice we will be providing to stockholders.

General Effect of the Proposed Amendment and Reasons for Approval

The Board of Directors believes that an increase in the total number of shares of authorized Common Stock is required to permit the issuance of shares of Common Stock to potential investors in the Company and will better enable us to meet our future needs and give us greater flexibility in responding quickly to our corporate financing needs. The increase will also provide additional shares for corporate purposes generally. Our Board of Directors knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of our Common Stock.

DESCRIPTION OF SECURITIES

General

As of the Record Date, the Company’s authorized capital stock consists of 21,020,560 shares of Common Stock, par value $0.01 per share. As of the Record Date, the Company had 18,661,418 shares of Common Stock issued and outstanding.

Description of Common Stock

Number of Authorized and Outstanding Shares.    Pending the effectiveness of the Certificate of Amendment, our Certificate of Incorporation currently authorizes the issuance of 21,020,560 shares of Common Stock, par value $0.01 per share. As of the date hereof, there are 18,661,418 shares of our Common Stock issued and outstanding. All of the outstanding shares of Common Stock are duly and validly issued, fully paid and non-assessable.

Voting Rights.    The holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders. There is no cumulative voting of the election of directors then standing for election.

Dividends.    The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the Board of Directors from time to time may determine.

Liquidation.    Upon liquidation, dissolution or winding up of the Company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the Common Stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.

Rights and Preferences.    The Common Stock are not entitled to pre-emptive rights and are not subject to conversion or redemption.

Transfer Agent.    Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed, or other evidence satisfactory to the transfer agent with respect to shares not represented by a certificate. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. Our transfer agent is Pacific Stock Transfer. Their address is 6725 Via Austin Pkwy, Suite 300, Las Vegas, NV 89119. Their website is www.pacificstocktransfer.com.

EFFECTIVE TIME OF ACTIONS APPROVED

The Amendment will take effect once the Certificate of Amendment it is filed with the Secretary of State of the State of Nevada. We intend to file the Certificate of Amendment with the Secretary of State of the State of Nevada promptly after the 20th day following the date on which this Information Statement is mailed to the Stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table provides information as of May 9, 2024 regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

As of May 9, 2024, we had 18,661,418 shares of Common Stock outstanding.

	No. of Shares Beneficially Owned	Percentage Owned
Holders of more than 5% of our voting securities:
Haim Kastro	1,255,325	6.7%

Directors and executive officers:
Shlomo Pilo	4,783,701	24.3%
Guy Ofir	2,312,156	11.8%
Dr. Igal Louria Hayon	999,000	5.4%
Dr. Yehuda Eliya	252,500	1.3%
All directors and executive officers as a group (4 persons)	8,347,375	42.8%

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Raphael Pharmaceutical Inc., 4 Lui Paster, Tel Aviv-Jaffa, Israel 6803605, Attn: Shlomo Pilo, Chief Executive Officer. Our principal executive office is located at 4 Lui Paster, Tel Aviv-Jaffa, Israel 6803605.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 4 Lui Paster, Tel Aviv-Jaffa, Israel 6803605, Attn: Shlomo Pilo, Chief Executive Officer.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the equity holders of the Company only for informational purposes in connection with the stockholder actions by written consent described herein, pursuant to and in accordance with Rule 14c-2 under the Exchange Act. Please carefully read this Information Statement.

By order of the Board of Directors
/s/ Shlomo Pilo
Shlomo Pilo

Dated: June 4, 2024